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                                                                   EXHIBIT 10.55

                                DAVID G. MOORE

                     PROMISSORY NOTE DUE AUGUST 31, 2002

$350,000                                               Orange County, California
                                                                 August 31, 1999

          FOR VALUE RECEIVED, DAVID G. MOORE (the "Borrower"), unconditionally promises to pay to CORINTHIAN COLLEGES, INC., a Delaware corporation (the "Lender") on August 31, 2002, in the manner and at the place hereinafter provided, the lesser of (x) $350,000 and (y) the unpaid principal amount of all advances under this Note made by the Lender to the Borrower hereunder.

          Section 1.  Interest.  The Borrower also promises to pay interest on
                      --------
the unpaid principal amount hereof from the date of advance of such amount until paid in full at a rate per annum equal to 7%, which interest shall compound on a monthly basis; provided that any principal amount not paid when due and whether at stated maturity, by declaration or acceleration or otherwise, shall bear interest at a rate that is 1% greater than the rate otherwise payable under this Note. Interest on this Note shall be payable annually, at maturity and upon any prepayment of this Note. All computations of interest shall be made by the Lender on the basis of a 365-day year, for the actual number of days elapsed in the relevant period (including the first day but excluding the last day). In no event shall the interest rate payable on this Note exceed the maximum rate of interest permitted to be charged under applicable law.

          Section 2.  Payments.  All payments of principal and interest in
                      --------
respect of this Note shall be delivered to the Lender at 6 Hutton Centre Drive, Suite 400, Santa Ana, California 92707. Whenever any payment on this Note is stated to be due on a day that is not a Business Day, such payment shall instead be made on the next Business Day, and such extension of time shall be included in the computation of interest payable on this Note. "Business Day" means any day other than a Saturday, Sunday or legal holiday under the laws of the State of California or any other day on which banking institutions located in such state are authorized or required by law or other governmental action to close. Each payment made hereunder shall be credited first to interest then due and the remainder of such payment shall be credited to principal, and interest shall thereupon cease to accrue upon the principal so credited. Each of the Lender and any subsequent holder of this Note agrees, by its acceptance hereof, that before disposing of this Note or any part hereof it will make a notation hereon of all principal payments previously made hereunder and of the date to which interest hereon has been paid; provided, however, that the failure to make a notation of any payment made on this Note shall not limit or otherwise affect the obligation of the Borrower hereunder with respect to payments of principal or interest on this Note.
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          Section 3.  Advances.  The Lender shall make advances under the Note
                      --------
to the Borrower upon three days notice from the Borrower. The Lender shall make no more than a total of five advances under the Note to the Borrower and the amount of any advance requested by the Borrower shall not be less than $10,000. The aggregate principal amount of all advances under the Note may not exceed $350,000. All advances under the Note constitute term loans and amounts repaid may not be reborrowed.

          Section 4.  Reference Agreement. This Note is secured pursuant to the
                      -------------------
provisions of the Pledge Agreement, dated as of the date hereof, by and between the Borrower and the Lender.

          Section 5.  Voluntary Prepayments; Mandatory Prepayments.
                      --------------------------------------------
          (a) The Borrower shall have the right at any time and from time to time to prepay the principal of the Note in whole or in part, without premium or penalty. Any prepayment hereunder shall be applied, pursuant to
     Section 2, to the interest then due and the outstanding principal amount under the Note.

          (b) If at any time during the term of this Note, Borrower sells, assigns or transfers for value (a "Sale") any shares of stock of Corinthian Colleges, Inc. owned by the Borrower (the "Shares"), then 50% of the net proceeds from such Sale, after deducting any tax thereon (the "Proceeds"), shall be paid to the Lender and applied, pursuant to Section 2, to the interest then due and the outstanding principal amount under the Note; provided, however, that this obligation shall not require Borrower to make
     --------  -------
     any payment to Lender if and to the extent that such payment would conflict with any written loan covenant or other restriction with any third party outstanding as of the date of this Note which requires that all Proceeds received by Borrower on the Sale of any Shares be paid to such other third party (and such loan covenant or other restriction has not been waived by such third party). If required hereunder, the Borrower shall pay to the Lender such amount not later than the third (3rd) business day after the proceeds from any Sale of the Shares are received by the Borrower.

          Section 6.  Termination of Borrower's Employment. If for any reason
                      ------------------------------------
     whatsoever the Borrower's employment with the Lender terminates, then the outstanding principal amount of the Note together with accrued interest thereon shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Borrower). The interest on the outstanding principal amount of the Note shall continue to accrue until such outstanding principal amount has been paid in full.

          Section 7.  Events of Default.  The occurrence of any of the following
                      -----------------
     events shall constitute an "Event of Default":

          (a) failure of the Borrower to pay any principal under the Note when due, whether at stated maturity, declaration, acceleration, demand, mandatory prepayment or

                                      -2-
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     otherwise, or failure of the Borrower to pay any interest or other amount due under the Note within five days after the date due; or

          (b)  death of the Borrower; or

          (c) (i) a court having jurisdiction in the premises shall enter a decree or order for relief in respect of the Borrower in an involuntary case under Title 11 of the United States Code entitled "Bankruptcy" (as now and hereinafter in effect, or any successor thereto, the "Bankruptcy Code") or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, which decree or order is not stayed; or any other similar relief shall be granted under any applicable federal or state law; or (ii) an involuntary case shall be commenced against the Borrower under any applicable bankruptcy, insolvency or other similar law now or hereafter in effect; or a decree or order of a court having jurisdiction in the premises for the appointment of a receiver, liquidator, sequestrator, trustee, custodian or other officer having similar powers over the Borrower or over all or a substantial part of his property shall have been entered; or the involuntary appointment of an interim receiver, trustee or other custodian of the Borrower for all or a substantial part of his property shall have occurred; or a warrant of attachment, execution or similar process shall have been issued against any substantial part of the property of the Borrower, and, in the case of any event described in this clause
     (ii), such event shall have continued for 90 days unless dismissed, bonded or discharged; or

          (d) an order for relief shall be entered with respect to the Borrower or the Borrower shall commence a voluntary case under the Bankruptcy Code or any applicable bankruptcy, insolvency or other similar law now or hereafter in effect, or shall consent to the entry of an order for relief in an involuntary case, or to the conversion of an involuntary case to a voluntary case, under any such law, or shall consent to the appointment of or taking possession by a receiver, trustee or other custodian for all or a substantial part of his property; or the Borrower shall make an assignment for the benefit of creditors; or

          (e) the occurrence of any Event of Default under the Pledge Agreement (as defined therein).

          Section 8.  Remedies.  Upon the occurrence of any Event of Default
                      --------
     specified above, the outstanding principal amount of the Note together with accrued interest thereon shall become immediately due and payable, without presentment, demand, notice, protest or other requirements of any kind (all of which are hereby expressly waived by the Borrower).

          Section 9.  Miscellaneous.
                      -------------
          (a) No amendment, modification, termination or waiver of any provision of this Note, and no consent to any departure by the Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Lender and, in the case of any such amendment or modification, by the Borrower. Any such waiver or consent shall

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     be effective only in the specific instance and for the specific purpose for which it was given.

          (b) All notices and other communications provided for hereunder shall be in writing (including telegraphic, telex, telefacsimile or cable communication) and mailed, telegraphed, telexed, telecopied, cabled or delivered as follows: if to the Borrower, at his address specified opposite his signature below; and if to the Lender, at 6 Hutton Centre Drive, Suite 400, Santa Ana, California 92707; or in each case at such other address as shall be designated by the Lender or the Borrower. All such notices and communications shall, when mailed, telegraphed, telexed, telecopied or cabled or sent by overnight courier, be effective when deposited in the mails, delivered to the telegraph company, cable company or overnight courier, as the case may be, or sent by telex or telecopier.

          (c) The Borrower promises to pay all costs and expenses, including reasonable attorneys' fees, incurred in connection with the collection and enforcement of the Note.

          (d) No failure or delay on the part of the Lender to exercise any right, power or privilege under this Note shall impair such right, power or privilege or operate as a waiver of any default or an acquiescence therein, nor shall any single or partial exercise of any such right, power or privilege preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies expressly provided in this Note are cumulative to, and not exclusive of, any rights or remedies that the Lender would otherwise have.

          (e) The Borrower hereby consents to renewals and extensions of time at or after the maturity of the Note, without notice, and hereby waives diligence, presentment, protest, demand and notice of every kind, to the full extent permitted by law.

          (f) If any provision in or obligation under this Note shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

          (g) This Note shall be binding upon the Borrower and the Lender and their respective successors and assigns. None of the terms or provisions of this Note may be waived, altered, modified or amended except in writing duly signed for and on behalf of the Lender and the Borrower. This Note may not be assigned by either party without the prior written consent of the other party.

          (h) THE NOTE AND THE RIGHTS AND OBLIGATIONS OF THE BORROWER AND THE LENDER HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

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          (i)  THE BORROWER AND THE LENDER HEREBY AGREE TO WAIVE THEIR
     RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE. The scope of this waiver is intended to be all-encompassing of any and all disputes that may be filed in any court and that relate to the subject matter of this transaction, including without limitation contract claims, tort claims, breach of duty claims, and all other common law and statutory claims. The Borrower and the Lender each acknowledge that this waiver is a material inducement for the Borrower and the Lender to enter into a business relationship, that the Borrower and the Lender have already relied on this waiver in entering into this Note and that each will continue to rely on this waiver in their related future dealings. The Borrower and the Lender further warrant and represent that each has reviewed this waiver with its legal counsel, and that each knowingly and voluntarily waives its jury trial rights following consultation with legal counsel. THIS WAIVER IS IRREVOCABLE, MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS AGREEMENT. In the event of litigation, this Note may be filed as a written consent to a trial by the court.



          IN WITNESS WHEREOF, The Borrower has executed and delivered this Note as of the day and year first above written.

                                    /S/ DAVID G. MOORE
                                    ----------------------------------
                                    DAVID G. MOORE

                                    Address:

                                    88 Linda Isle
                                    ----------------------------------
                                    Newport Beach, CA 92660
                                    ----------------------------------

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                        TRANSACTIONS ON PROMISSORY NOTE

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                                                                             Outstanding
                 Amount of           Amount of           Amount of            Principal
                 Loan Made        Principal Paid       Interest Paid           Balance             Notation
   Date          This Date           this Date           This Date            This Date             Made By
----------   -----------------   -----------------   -----------------    -----------------    -----------------
